Exhibit 21.1

CEDAR REALTY TRUST, INC.
SUBSIDIARIES OF THE REGISTRANT

Entity	Jurisdiction
1100R S. Christopher Columbus, LLC	Delaware
Academy Plaza L.L.C 1	Delaware
Academy Plaza L.L.C. 2	Delaware
Cedar 2129 Oregon Avenue, LLC	Delaware
Cedar 301 40th Street NE, LLC	Delaware
Cedar Asset Management LLC	Delaware
Cedar Brickyard, LLC	Delaware
Cedar Brickyard II, LLC	Delaware
Cedar-Bristol, LLC	Delaware
Cedar-Campbelltown, LLC	Delaware
Cedar-Camp Hill, LLC	Delaware
Cedar-Carll’s Corner, LLC	Delaware
Cedar Carmans, LLC	Delaware
Cedar Center Holdings L.L.C. 3	Delaware
Cedar Christina Crossing, LLC	Delaware
Cedar East River Park, LLC	DC, DE
Cedar-Elmhurst, LLC	Delaware
Cedar-Fairview Commons, LLC	Delaware
Cedar-Fieldstone SPE, LLC	Delaware
Cedar-Fieldstone Marketplace, LP	Delaware
Cedar Girard Plaza LLC	Delaware
Cedar-Glenwood Holding, LLC	Delaware
Cedar Golden Triangle, LLC	Delaware
Cedar-Groton, LLC	Delaware
Cedar Halifax III, LLC	Delaware
Cedar Halifax II, LLC	Delaware
Cedar-Halifax Land, LLC	Delaware
Cedar Hamburg, LLC	Delaware
Cedar-Hamilton, LLC	Delaware
Cedar Hyattsville Holding, LLC	Delaware

Entity	Jurisdiction
Cedar-Hyattsville, LLC	Delaware
Cedar-Jordan Lane, LLC	Delaware
Cedar-Kings, LLC	Delaware
Cedar Lawndale, LLC	Delaware
Cedar Lender LLC	Delaware
Cedar Meadows Marketplace GP, LLC	Delaware
Cedar Meadows Marketplace LP, LLC	Delaware
Cedar-Meadows Marketplace, LP	Delaware
Cedar-New London SPE, LLC	Delaware
Cedar-Norwood, LLC	Delaware
Cedar Oakland Mills, LLC	Delaware
Cedar-Oak Ridge, LLC	Delaware
Cedar-Palmyra, LLC	Delaware
Cedar-PC Annex, LLC	Delaware
Cedar-PC Plaza, LLC	Delaware
Cedar PCP-New London, LLC	Delaware
Cedar PCP-San Souci, LLC	Delaware
Cedar-Point Limited Partner, LLC	Delaware
Cedar Quartermaster Holding, LLC	Delaware
Cedar Quartermaster, LLC	Delaware
Cedar Quartermaster II, LLC	Delaware
Cedar Quartermaster III, LLC	Delaware
Cedar Quartermaster IV, LLC	Delaware
Cedar-Riverview LLC	Delaware
Cedar-Riverview LP	Pennsylvania
Cedar-San Souci SPE, LLC	Delaware
Cedar-Second Member LLC	Delaware
Cedar-Senator Square, LLC	Delaware
Cedar Realty Trust Partnership, L.P.	Delaware
Cedar Southington Plaza, LLC	Delaware
Cedar-South Philadelphia II, LLC	Delaware
Cedar-South Philadelphia I, LLC	Delaware
Cedar-Timpany, LLC	Delaware
Cedar-Trexler Hamilton, LLC	Delaware
Cedar-Trexler, LLC	Delaware
Cedar-Trexler Plaza 2, LLC	Delaware
Cedar-Trexler Plaza 3, LLC	Delaware

Entity	Jurisdiction
Cedar-Trexler SPE, LLC	Delaware
Cedar-Valley Plaza LLC	Delaware
Cedar-WAM EPHRATA, LLC	Delaware
Cedar-Yorktowne, LLC	Delaware
CIF Halifax Plaza Associates, LLC	Delaware
CIF Loyal Plaza Associates Corp.	Delaware
CIF-Newport Plaza Associates, LLC	Delaware
CIF-Pine Grove Pad Associates LLC	Delaware
CIF-Pine Grove Plaza Associates LLC	Delaware
Coliseum FF, LLC	Virginia
Cedar-Coliseum FF, LLC	Delaware
CSC Colonial Commons GP LLC	Delaware
CSC Colonial Commons Holdings LLC	Delaware
CSC Colonial Commons LLC	Delaware
CSC Colonial Commons Partnership, L.P.	Delaware
CSC Franklin Village GP LLC	Delaware
CSC Franklin Village LP	Delaware
CSC-Riverview LLC	Delaware
EE SERVICES, LLC	Delaware
Gold Star Plaza Associates	Pennsylvania
Cedar-Gold Star Plaza, LLC	Delaware
Gold Star Realty, Inc.	Pennsylvania
Greentree Road L.L.C. 1	Delaware
Greentree Road L.L.C. 2	Delaware
Halifax Plaza Associates, L.P.	Delaware
Hamilton FC Associates, L.P.	Pennsylvania
Lawndale III, LLC	Delaware
Lawndale II, LP	Delaware
Lawndale I, LP	Delaware
Newport Plaza Associates, L.P.	Delaware
Oakland Mills Business Trust	Maryland
Pine Grove Pad Associates, LLC	Delaware
Pine Grove Plaza Associates, LLC	Delaware
Port Richmond L.L.C. 1	Delaware
Port Richmond L.L.C. 2	Delaware
Swede Square Associates II, LP	Delaware

Entity	Jurisdiction
Swede Square Associates LLC	Delaware
Swede Square Holdings LLC	Delaware
The Point Shopping Center LLC	Delaware
Virginia General Booth LLC	Virginia
Virginia Kempsville LLC	Virginia
Washington Center L.L.C. 1	Delaware
Washington Center L.L.C. 2	Delaware
3924 Minnesota LLC	Delaware
Cedar Income Fund I LP	Delaware
Cedar Income I GP LLC	Delaware
Cedar MN Office GP Member LLC	Delaware
Cedar MN Office OZ Member LLC	Delaware
Cedar MN Office Promote Member LLC	Delaware
Cedar Realty Property Management LLC	Delaware
Cedar Fieldstone LLC	Delaware
Cedar Kutztown LLC	Delaware
Cedar Pottsgrove General LLC	Delaware
Cedar Spring Meadow LLC	Delaware
CSC Colonial Commons Subtenant LLC	Delaware
NEH 40th Street LIHTC LLC	District of Columbia
Northeast Heights I LLC	Delaware
Silver Circle Management Corp	Delaware